SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

   Filed by the Registrant  |X|
   Filed by a Party other than the Registrant  |_|

   Check the appropriate box:
   |_|   Preliminary Proxy Statement
                                |_| Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
   |X|   Definitive Proxy Statement
   |_|   Definitive Additional Materials
   |_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Senesco Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2)      Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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   (4)      Proposed maximum aggregate value of transaction:
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   (5)      Total fee paid:
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   |_| Fee paid previously with preliminary materials.
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   |_| Check box if any part of the fee is offset as provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:
--------------------------------------------------------------------------------
   (2)      Form, Schedule or Registration Statement no.:
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   (4)      Date Filed:
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

                           SENESCO TECHNOLOGIES, INC.
                          303 GEORGE STREET, SUITE 420
                         NEW BRUNSWICK, NEW JERSEY 08901



To Our Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on November 29, 2001, at The Hyatt Regency at 2 Albany Street, New Brunswick, New Jersey 08901.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                          Sincerely,

                                          /s/ Ruedi Stalder

                                          Ruedi Stalder
                                          Chairman of the Board

                           SENESCO TECHNOLOGIES, INC.
                          303 GEORGE STREET, SUITE 420
                         NEW BRUNSWICK, NEW JERSEY 08901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 29, 2001

     The Annual Meeting of Stockholders (the "Meeting") of Senesco Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Hyatt Regency at 2 Albany Street, New Brunswick, New Jersey 08901 on November 29, 2001, at 10:00 A.M., local time, for the following purposes:

(1) To elect five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To approve an amendment to the Company's 1998 Stock Incentive Plan, as amended (the "1998 Stock Plan"), to increase the maximum number of shares of the Company's common stock available for issuance under the 1998 Stock Plan from one million (1,000,000) shares to two million (2,000,000) shares;

(3) To ratify the appointment of Goldstein Golub Kessler LLP as the independent auditors for the year ending June 30, 2002; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of the Company's common stock, $0.01 par value, of record at the close of business on October 19, 2001 (the "Stockholders"), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company's principal executive offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901 for a period of ten (10) days prior to the Meeting and at The Hyatt Regency in New Brunswick on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors,


                                        /s/ Sascha Fedyszyn


New Brunswick, New Jersey               Sascha Fedyszyn, Secretary

October 29, 2001


THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                           SENESCO TECHNOLOGIES, INC.
                          303 George Street, Suite 420
                         New Brunswick, New Jersey 08901

                 -----------------------------------------------
                                 PROXY STATEMENT
                 -----------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Senesco Technologies, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on November 29, 2001 (the "Meeting"), at The Hyatt Regency at 2 Albany Street, New Brunswick, New Jersey 08901, at 10:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of the Company's common stock, $0.01 par value (the "Common Stock"), as of the close of business on October 19, 2001 (the "Stockholders"), will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 7,872,626 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted: (i) FOR the election of the five (5) nominees named below as Directors; (ii) FOR the approval of an amendment to the Company's 1998 Stock Incentive Plan, as amended (the "1998 Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1998 Stock Plan from one million (1,000,000) shares to two million (2,000,000) shares;
(iii) FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as independent auditors for the year ending June 30, 2002; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of Directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

     On or about October 29, 2001, this Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company of record as of October 19, 2001. The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2001 ("Fiscal 2001"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of October 19, 2001. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 19, 2001.

                              ELECTION OF DIRECTORS


     At the Meeting, five (5) Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as Directors, each of the nominees whose names and biographies appear below. Except for Mr. Galton, all of the nominees whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     The following are the nominees for election to the Board of Directors and, except for Mr. Galton, all are current members of the Board of Directors:

                                       SERVED AS A     POSITION WITH
     NAME                     AGE    DIRECTOR SINCE    THE COMPANY
     ----                     ---    --------------    -----------

     Ruedi Stalder            60          1999         Chairman of the Board
                                                       and Director

     Bruce C. Galton          49           --          President and Chief
                                                       Executive Officer

     John E. Thompson, Ph.D.  60          2001         Executive Vice President
                                                       of Research and
                                                       Development and Director

     Christopher Forbes       50          1999         Director

     Thomas C. Quick          46          1999         Director

     The following Director declined to run for re-election and will no longer be a Director of the Company at the conclusion of the Meeting, as his term as a Director of the Company will end contemporaneously with the election of Directors at the Meeting:

                                       SERVED AS A     POSITION WITH
     NAME                     AGE    DIRECTOR SINCE    THE COMPANY
     ----                     ---    --------------    -----------

     Steven Katz              53          1999         Director

     The principal occupations and business experience, for at least the past five (5) years, of each Director and nominee is as follows:

     RUEDI STALDER has been a Director of the Company since February 1999 and was appointed as Chairman and Chief Executive Officer of the Company on January 10, 2000. On October 4, 2001, Mr. Stalder resigned as the Company's Chief Executive Officer. Mr. Stalder is a former member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking. Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group. In 1986 he became Executive Vice President. He was named to Credit Suisse's Executive Board in 1989. In 1990 he became Head of the Commercial Banking Division and a Member of the Executive Committee. From 1991 to 1995, Mr. Stalder was Chief Financial Officer and a Member of the Executive

Boards of Credit Suisse Group and Credit Suisse First Boston. He became head of Credit Suisse Private Banking in 1995 and retired in 1998. Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony. He is a fellow of the World Economic Forum. He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre and a Trustee of Carnegie Hall. Mr. Stalder received a diploma in advanced finance management at the International Management Development Institute in Lausanne, Switzerland in 1976. He completed the International Senior Managers Program at Harvard University in 1985.

     BRUCE C. GALTON is a nominee for election to the Board of Directors and was appointed President and Chief Executive Officer of the Company on October 4, 2001. From April 2000 until June 2001, when it was acquired by Transgenomic, Inc., Mr. Galton was President and Chief Operating Officer and a director of Annovis, Inc., a manufacturer of specialty chemicals for DNA synthesis with operations in Pennsylvania and Glasgow, United Kingdom. From January 1985 to May 1999, Mr. Galton held various senior management positions at Cistron Biotechnology, Inc., including President and Chief Operating Officer from 1988 to 1997 and Chairman and Chief Executive Officer from 1997 to 1999. Cistron Biotechnology, Inc. was engaged in the research and development of certain cytokines, which act as key immune regulators. Mr. Galton is a member of the Borough of Madison, New Jersey Downtown Development Commission and a trustee of the Museum of Early Trades and Crafts. Mr. Galton had also served as a Councilman from 1996 through 1998 and a member of Madison's Planning Board from 1994 through 1998. Mr. Galton received a Bachelor of Science in Commerce with a major in accounting from the University of Virginia in 1974 and an M.B.A. in finance from Fairleigh Dickinson University in 1977.

     JOHN E. THOMPSON, PH.D. has been a Director of the Company since October 2001. Dr. Thompson was appointed the Company's President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development. Dr. Thompson is the inventor of the technology that is being developed by the Company. Since July 2001, he has been the Associate Vice President, Research and from July 1990 to June 2001 he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada. Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada. Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal, and the Technion Visiting Fellowship.

     CHRISTOPHER FORBES has been a Director of the Company since January 1999. Mr. Forbes is Vice Chairman of Forbes, Inc., which publishes Forbes Magazine, a leading business publication. He is responsible for Forbes' advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher. Mr. Forbes has been a director of Forbes, Inc. since 1977. Mr. Forbes sits on the Boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, The New York Academy of Art, The Victorian Society in America, The Princess Margarita Foundation and the Prince Wales Foundation. He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston. In 1987, he was appointed to the Board of Regents of the Cathedral of St. John the Divine in New York City. Mr. Forbes is also a member of the Board of Directors of Raffles Holdings, Ltd., a publicly held company. Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College. Mr. Forbes is the father-in-law of Phillip O. Escaravage, a former Director and former executive officer of the Company who resigned on October 4, 2001.

     THOMAS C. QUICK has been a Director of the Company since February 1999. Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/ Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc. ("Quick & Reilly"), a holding company for four (4) major financial services businesses, from 1996 until he was appointed Vice Chairman in 2001. From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm. Mr. Quick serves as a trustee for the Securities Industry Foundation for Economic Education. He is also a member of the Board of Directors of Best Buddies and a member of the Board of Trustees, the Investment Advisory Board and the Endowment Committee for the St. Jude Children's Hospital. He is a trustee and treasurer of the National Corporate Theater Fund, the United World Colleges and the

Alcoholism Council of New York, and a Trustee of Fairfield University, Cold Spring Harbor Laboratories and the Inter-City Scholarship Foundation of New York City. Mr. Quick is a graduate of Fairfield University.

     STEVEN KATZ has been a Director of the Company since January 1999 and was appointed as the President and Chief Operating Officer of the Company on January 10, 2000. On October 4, 2001, Mr. Katz resigned as the Company's President and Chief Operating Officer. From July 1998 to January 2000, Mr. Katz served as a consultant to the Company and its wholly-owned subsidiary, Senesco, Inc., a New Jersey corporation ("Senesco"). Since 1981, Mr. Katz has been the President of Steven Katz and Associates, Inc., a management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc. ("SKY"), a bio-materials company. Prior to SKY, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp, N.A. From 1976 to 1980, Mr. Katz held various senior management positions at National Patent Development Corporation, including President of three (3) subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to
1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors and serves on the compensation committees of each of USA Technologies, Inc. and Biophan Technologies, Inc., both of which are publicly-held corporations. He also serves on the Board of Directors of several private companies.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors currently consists of Ruedi Stalder, Steven Katz, John E. Thompson, Ph.D., Christopher Forbes and Thomas C. Quick. Phillip O. Escaravage was also a member of the Board of Directors from January 1999 until October 4, 2001, when he resigned. On October 4, 2001, the Board of Directors appointed Dr. Thompson to fill the vacant seat created by Mr. Escaravage's resignation.

     The Board of Directors held one (1) meeting in Fiscal 2001. In addition, the Board of Directors often acted by unanimous written consent during Fiscal 2001. Throughout this period, each member of the Board of Directors attended or participated in at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such Director served (during the periods such Director served). The Board of Directors has two (2) standing committees: the Compensation Committee and the Audit Committee.

     Compensation Committee.  The Compensation Committee was established in July
     ----------------------
1999. The Compensation Committee makes recommendations concerning salaries and incentive compensation for management and employees of the Company. The Compensation Committee is currently comprised of Christopher Forbes and Thomas
C. Quick. The Compensation Committee held one (1) meeting during Fiscal 2001.

     Audit  Committee.  The Audit  Committee was  established  in July 1999. The
     ----------------
primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted by the Company on July 26, 1999, as amended and restated as of the date hereof and attached hereto as Appendix A, include: (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors; (ii) reviewing and reporting on the results of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring on a periodic basis the internal controls of the Company. The Audit Committee is currently comprised of Christopher Forbes and Thomas C. Quick. The Audit Committee held one (1) meeting during Fiscal 2001.

     Certain Directors of the Company have recently provided the Company with short-term loans. See "Certain Relationships and Related Transactions." Although Mr. Quick has provided the Company with short-term loans in the aggregate principal amount of $175,000, the Company believes that Mr. Quick is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent Director of the Board of Directors of the Company, Mr. Quick is not an officer or employee of the Company or its subsidiary, nor does he have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a Director. Mr. Forbes is not an independent director as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards because he is the father-in-law of Mr. Escaravage, a former Director and former executive officer of the Company. The Company is currently traded on the NASD OTC Bulletin Board which does not require an Audit Committee with independent directors.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has furnished the following report:

October 10, 2001

To the Board of Directors of Senesco Technologies, Inc.:

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended June 30, 2001. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Goldstein Golub Kessler LLP, the Company's independent auditors.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001.

                             By the Audit Committee of the Board of Directors of Senesco Technologies, Inc.


                             Christopher Forbes
                             Thomas C. Quick

COMPENSATION OF DIRECTORS

     In accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to each of Phillip O. Escaravage, Christopher Forbes, Steven Katz, Thomas C. Quick and Ruedi Stalder, effective as of December 1, 2001, options to purchase forty thousand (40,000) shares of the Company's Common Stock (the "Options"), pursuant to and in accordance with the 1998 Stock Plan, as consideration for their service on the Board of Directors through Fiscal 2001. Options granted to Messrs. Forbes, Katz, Quick and Stalder shall have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant which is determined to be the closing price of the Company's Common Stock as quoted on the NASD OTC Bulletin Board on November 30, 2001. In addition, Options granted to Messrs. Forbes, Katz, Quick and Stalder shall have a term of ten (10) years. Options granted to Mr. Escaravage shall have an exercise price equal to 110% of the fair market value of the Company's Common Stock on the date of grant which is determined to be 110% of the closing price of the Company's Common Stock as quoted on the NASD OTC Bulletin Board on November 30, 2001. Options granted to Mr. Escaravage shall have a term of five (5) years. Options granted to all of the Directors shall vest as follows: (i) one-half (1/2) of the Options shall vest on the date of grant; and (ii) one-half (1/2) of the Options shall vest on December 1, 2002. No Director has received cash compensation for his services on the Board of Directors. The Company provides reimbursement to Directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

     Messrs. Stalder and Katz have received compensation for providing management services. Dr. Thompson has also received compensation for providing research and development management services to the Company. See "Executive Compensation" which sets forth the details of the compensation for each of Messrs. Stalder, Katz and Thompson.

SCIENTIFIC ADVISORY BOARD

     Through October 31, 2001, the Company's Scientific Advisory Board was made up of Alan B. Bennett, Ph.D., A. Carl Leopold, Ph.D. and William R. Woodson, Ph.D., each a prominent leader in the field of transgenic plants. Dr. Bennett is the Associate Dean of the College of Agricultural and Environmental Sciences at the University of California, Davis. His research interests include: the molecular biology of tomato fruit development and ripening; the molecular basis of membrane transport; and cell wall disassembly. Dr. Leopold served as Chairman of the Scientific Advisory Board. He is currently a member and a W.H. Crocker Scientist Emeritus of the Boyce Thompson Institute for Plant Research at Cornell University. Dr. Leopold has held numerous academic appointments and memberships, including staff member of the Science and Technology Policy Office during the Nixon and Ford Administrations, and positions with the National Science Foundation and the National Aeronautics and Space Administration. Dr. Woodson is the Associate Dean of Agriculture and Director of Agricultural Research Programs at Purdue University. He has been a visiting professor at many universities worldwide including the John Innis Institute in England and the Weizmann Institute of Science in Israel. Dr. Woodson has extensive knowledge in the field of horticultural science and serves on numerous international and national committees and professional societies. On October 31, 2001, Drs. Leopold and Woodson will step down as members of the Company's Scientific Advisory Board. The Company is in the process of recruiting scientists with a more relevant field of expertise in order to more closely coincide with the Company's expanding research and development objectives. Dr. Bennett will remain a member of the Company's Scientific Advisory Board.

COMPENSATION OF THE SCIENTIFIC ADVISORY BOARD

     During Fiscal 2001, Dr. Bennett received $10,000 and Drs. Leopold and Woodson each received $7,500 as compensation for serving on the Company's Scientific Advisory Board. In addition, Dr. Bennett has received compensation as a consultant experienced in plant transformation. See "Certain Relationships and Related Transactions."

     In accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to Dr. Bennett, effective as of November 1, 2001, options to purchase ten thousand (10,000) shares of the Company's Common Stock in accordance with the Company's 1998 Stock Plan, for services rendered as a member of the Company's Scientific Advisory Board for the period beginning February 1, 2000 through January 31, 2001. Such options shall have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant as determined by the closing price of the Company's Common Stock as quoted on the NASD OTC Bulletin Board on October 31, 2001. These options will be immediately exercisable and have a ten (10) year term.

     In accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to each of Drs. Leopold and Woodson, effective as of November 1, 2001, options to purchase twelve thousand five hundred (12,500) shares of the Company's Common Stock in accordance with the Company's 1998 Stock Plan, for services rendered as members of the Company's Scientific Advisory Board for the period beginning February 1, 2000 through October 31, 2001. Such options shall have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant as determined by the closing price of the Company's Common Stock as quoted on the NASD OTC Bulletin Board on October 31, 2001. All of these options will be immediately exercisable and have a two (2) year term.

     In September 1999, the Company granted to each of Drs. Bennett, Leopold and Woodson, options to purchase ten thousand (10,000) shares of the Company's Common Stock at an exercise price equal to $3.50 per share, which vested fully on January 31, 2000. The Company has extended the expiration date of these options granted to Drs. Leopold and Woodson from ninety (90) days to two (2) years following the date that Drs. Leopold and Woodson step down from the Company's Scientific Advisory Board.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                    CAPACITIES IN                 IN CURRENT
NAME                          AGE   WHICH SERVED                  POSITION SINCE
----                          ---   ------------                  --------------

Bruce C. Galton(1).........   49    President and Chief            October 2001
                                    Executive Officer

John E. Thompson, Ph.D.....   60    Executive Vice President       October 1999
                                    of Research and
                                    Development

Sascha P. Fedyszyn (2).....   26    Vice President of              January 2000
                                    Corporate Development and
                                    Secretary

Joel P. Brooks (3).........   42    Chief Financial Officer        December 2000
                                    and Treasurer
-----------

(1) Upon the resignations of Ruedi Stalder as the Company's Chief Executive Officer and Steven Katz as the Company's President and Chief Operating Officer on October 4, 2001, Mr. Galton was duly appointed by the Company's Board of Directors as the President and Chief Executive Officer of the Company.

(2) Mr.  Fedyszyn  was  appointed  the  Company's  Vice  President  of Corporate
Development in January 1999 and was appointed Secretary of the Company in January 2000. Mr. Fedyszyn has been the Vice President of Senesco since its inception in June 1998. Mr. Fedyszyn was also a Research Associate at the Logistics Management Institute from May 1995 to September 1995. Mr. Fedyszyn received a Bachelor of Arts degree in Biology from Princeton University in June 1997.

(3) Mr. Brooks was appointed Chief Financial Officer and Treasurer of the Company in December 2000. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry. Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc. He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992. Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University.

     None of the Company's current executive officers are related to any other executive officer or to any Director of the Company. On October 4, 2001, Phillip
O. Escaravage resigned as a Director and an executive officer of the Company. Mr. Escaravage is the son-in-law of Christopher Forbes, a Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2001, 2000 and 1999

     The following Summary Compensation Table sets forth information concerning compensation during Fiscal 2001, the year ended June 30, 2000 ("Fiscal 2000") and the year ended June 30, 1999 ("Fiscal 1999") for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during Fiscal 2001 and those executive officers of the Company other than the Chief Executive Officer who were serving as executive officers at the end of Fiscal 2001 (collectively, the "Named Executives").

                                     SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------
                                                                                       Long-Term
                                                                                      Compensation
                                                                                      ------------
                                                   Annual Compensation                   Awards
                                         ---------------------------------------------------------
                                                                                       Securities
                                                                       Other Annual    Underlying
Name and Principal Position              Year      Salary     Bonus    Compensation     Options
                                                    ($)        ($)        ($)             (#)
             (a)                         (b)        (c)        (d)        (e)             (g)
--------------------------------------------------------------------------------------------------
Ruedi Stalder(1).....................   2001         --        --       82,500(2)      265,000(3)
   Chairman and former Chief
   Executive Officer                    2000         --        --       30,000(2)       40,000(3)

                                        1999         --        --          --              --
--------------------------------------------------------------------------------------------------

Steven Katz (4)......................   2001         --        --      277,225(5)      115,000(6)
   former President and
   Chief Operating Officer              2000         --        --      238,995(5)       40,000(6)

                                        1999         --        --      177,151(5)          --
--------------------------------------------------------------------------------------------------

John E. Thompson, Ph.D.(7)...........   2001         --        --       36,000(8)       80,000(9)
   Executive Vice President
   of Research and Development          2000         --        --       36,000(8)       40,000(9)

                                        1999         --        --        6,000(8)          --
--------------------------------------------------------------------------------------------------

Sascha P. Fedyszyn(10)...............   2001       68,059      --          --           45,000(11)
   Vice President of
   Corporate Development and            2000       55,000      --          --           30,000(11)
   Secretary
                                        1999       29,577      --          --              --
--------------------------------------------------------------------------------------------------

Joel P. Brooks(12)...................   2001       67,765      --          --           40,000(13)
   Chief Financial Officer
   and Treasurer                        2000         --        --          --              --

                                        1999         --        --          --              --
--------------------------------------------------------------------------------------------------


(1) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Stalder was duly appointed by the Company's Board of Directors as the Chairman and Chief Executive Officer of the Company. On October 4, 2001, Mr. Stalder resigned as the Company's Chief Executive Officer.

(2) The Company has accrued a total of $112,500 for services provided by Mr. Stalder as the Company's Chief Executive Officer during Fiscal 2000 and 2001. In accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to Mr. Stalder, effective December 1, 2001, options to purchase sixty-five thousand (65,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, and with all such options vesting on the date of grant (options shall be granted in lieu of receiving $112,500 in cash compensation for services provided as the Company's Chief Executive Officer during the period from January 1, 2000 through September 30, 2001).

(3) For services provided in Fiscal 2001, the following options shall be granted in accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001: (i) options to purchase forty thousand (40,000) shares of the Company's Common Stock shall be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002, for services performed by Mr. Stalder as of June 30, 2001 in his capacity as a Director of the Company; (ii) options to purchase seventy-five thousand (75,000) shares of the Company's Common Stock were granted effective October 2, 2001, with an exercise price equal to $1.50 per share and with all such options vesting on the date of grant, for services provided to the Company in connection with closing material financial transactions; and (iii) options to purchase one hundred fifty thousand (150,000) shares of the Company's Common Stock shall be granted effective November 1, 2001, with an exercise price equal to $4.00 per share, with one-third (1/3) of such options vesting on the date of grant, one-third (1/3) of such options vesting on January 15, 2002 and one-third (1/3) of such options vesting on January 15, 2003, for services provided to the Company as Chairman and Chief Executive Officer. For services provided in Fiscal 2000, options to purchase forty thousand (40,000) shares of the Company's Common Stock were granted on September 7, 1999, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, for services performed by Mr. Stalder in his capacity as a Director of the Company, and all such options are fully vested.

(4) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Katz was duly appointed by the Company's Board of Directors as the President and Chief Operating Officer of the Company. On October 4, 2001, Mr. Katz resigned as the Company's President and Chief Operating Officer.

(5) Mr. Katz received $177,151, $238,995, and $277,225 pursuant to an informal arrangement with the Company to provide management services for the Company in Fiscal 1999, Fiscal 2000 and Fiscal 2001, respectively. Mr. Katz was appointed as an executive officer of the Company in January 2000. Payments he received for services before such date were not in the capacity as an executive officer, but were for general consulting services. Amounts received by Mr. Katz for Fiscal 1999 and Fiscal 2000 were shown as "All Other Compensation" in last year's proxy statement and have been reclassified to "Other Annual Compensation" in this proxy statement.

(6) For services provided in Fiscal 2001, the following options shall be granted in accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001: (i) options to purchase forty thousand (40,000) shares of the Company's Common Stock shall be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002, for services performed by Mr. Katz, as of June 30, 2001, in his capacity as a Director of the Company; (ii) options to purchase twenty-five thousand (25,000) shares of the Company's Common Stock were granted effective October 2, 2001, with an exercise price equal to $1.50 per share and with all such options vesting on the date of grant, for services provided to the Company in connection with closing material financial transactions; and (iii) options to purchase fifty thousand (50,000) shares of the Company's Common Stock shall be granted effective November 1, 2001, with an exercise price equal to $4.00 per share, with one-third (1/3) of such options vesting on the date of grant, one-third (1/3) of such options vesting on January 15, 2002 and one-third (1/3) of such options vesting on January 15, 2003, for services provided to the Company as President and Chief Operating Officer. For services provided in Fiscal 2000, options to purchase forty thousand (40,000) shares of the Company's Common Stock were granted on September 7, 1999, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, for services performed by Mr. Katz in his capacity as a Director of the Company, and such options are fully vested.

(7) Dr. Thompson was duly appointed by the Company's Board of Directors as the Executive Vice President of Research and Development in October 1999. Dr. Thompson was also elected to the Board of Directors on October 4, 2001.

(8) Dr. Thompson received $6,000, $36,000 and $36,000 for consulting services provided to the Company in Fiscal 1999, Fiscal 2000 and Fiscal 2001, respectively. Amounts received by Dr. Thompson for Fiscal 1999 and Fiscal 2000 were shown as "All Other Compensation" in last year's proxy statement and have been reclassified to "Other Annual Compensation" in this proxy statement.

(9) For services provided in Fiscal 2001, in accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to Dr. Thompson, effective December 1, 2001, options to purchase eighty thousand (80,000) shares of the Company's Common Stock, with an exercise price equal to 110% of the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant. For services provided in Fiscal 2000, options to purchase forty thousand (40,000) shares of the Company's Common Stock were granted on September 7, 1999, with an exercise price equal to 110% of the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, for services performed by Dr. Thompson in his capacity as an officer of the Company, and such options are fully vested

(10)  Mr. Fedyszyn was appointed Secretary of the Company in January 2000.

(11) The Company granted, or shall grant, the following options for services provided in Fiscal 2001: (i) options to purchase thirty-five thousand (35,000) shares of the Company's Common Stock were granted on December 1, 2000, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant, one-third (1/3) of such options vesting on May 14, 2001 and one-third (1/3) of such options vesting on May 14, 2002; and (ii) in accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, options to purchase ten thousand (10,000) shares of the Company's Common Stock shall be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant. For services provided in Fiscal 2000, options to purchase thirty thousand (30,000) shares of the Company's Common Stock were granted on September 7, 1999, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant.

(12) Upon the resignation of Richard J. Sirkin as the Company's Chief Financial Officer and Treasurer on December 1, 2000, Mr. Brooks was appointed Chief Financial Officer and Treasurer of the Company.

(13) The Company granted, or shall grant, the following options for services provided in Fiscal 2001: (i) options to purchase twenty-five thousand (25,000) shares of the Company's Common Stock were granted on December 1, 2000, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-sixth (1/6) of such options vesting on the date of grant, one-sixth (1/6) of such options vesting on the six-month anniversary of the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant; and (ii) in accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, options to purchase fifteen thousand (15,000) shares of the Company's Common Stock shall be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant.

Option Grants in Fiscal 2001

     The following table sets forth information concerning individual grants of stock options made pursuant to the 1998 Stock Plan during Fiscal 2001 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                           OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------
                                     Individual Grants
------------------------------------------------------------------------------------------------
                                Number of      Percent of
                                Securities    Total Options
                                Underlying      Granted to
                                 Options      Employees in      Exercise or
         Name                    Granted       Fiscal Year       Base Price       Expiration
                                   (#)            (%)              ($/Sh)            Date
         (a)                      (b)(1)         (c)(1)             (d)              (e)
------------------------------------------------------------------------------------------------

Ruedi Stalder...............        --             --               --                --

John E. Thompson, Ph.D......        --             --               --                --

Steven Katz.................        --             --               --                --

Sascha P. Fedyszyn..........     35,000(2)        58.3             2.25         December 1, 2010

Joel P. Brooks..............     25,000(3)        41.7             2.25         December 1, 2010

------------------------------------------------------------------------------------------------

--------
(1) An aggregate of 60,000 options were granted pursuant to and in accordance with the Company's 1998 Stock Plan during Fiscal 2001. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Options were granted on December 1, 2000. One-third of such options became exercisable on the date of grant, one-third of such options became exercisable on May 14, 2001, and one-third of such options shall become exercisable on May 14, 2002.

(3) Options were granted on December 1, 2000. One-sixth of such options became exercisable on the date of grant, one-sixth became exercisable on May 1, 2001, and one-third shall become exercisable on each of the first and second anniversaries of the date of grant.

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

     The following table sets forth information concerning each exercise of options during Fiscal 2001 by each of the Named Executives and the fiscal year-end value of unexercised in-the-money options.

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------
                                                           Number of           Value of
                                                           Securities        Unexercised
                                                           Underlying        In-the-Money
                                                          Unexercised         Options at
                                                           Options at           Fiscal
                               Shares                    Fiscal Year-End       Year-End
                            Acquired on       Value            (#)              ($)(1)
                              Exercise       Realized      Exercisable/      Exercisable/
          Name                  (#)            ($)         Unexercisable     unexercisable
          (a)                   (b)            (c)             (d)                (e)
------------------------------------------------------------------------------------------
Ruedi Stalder...........         --            --          40,000/0               0/0

John E. Thompson, Ph.D..         --            --          40,000/0               0/0

Steven Katz.............         --            --          40,000/0               0/0

Sascha P. Fedyszyn......         --            --        43,334/21,666       16,334/8,166

Joel P. Brooks..........         --            --        8,334/16,666        5,834/11,666

------------------------------------------------------------------------------------------

-----------

(1) Based on a fiscal year-end fair market value of the underlying securities equal to $2.95 per share.


EMPLOYMENT   CONTRACTS,   TERMINATION  OF  EMPLOYMENT,   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On January 21, 1999, Sascha P. Fedyszyn entered into an employment contract with Senesco for a term of two (2) years, whereby the Company agreed to pay Mr. Fedyszyn a base salary of $36,000 per annum. On July 20, 1999, the Company's Board of Directors approved an increase in Mr. Fedyszyn's base salary to $55,000 and on December 1, 2000, the Company's Board of Directors approved another increase in Mr. Fedyszyn's base salary, retroactive to May 14, 2000, to $66,000. In September 2000 and again in September 2001, the Company renewed the contract for an additional one-year period. The term of Mr. Fedyszyn's employment contract currently runs through January 21, 2003. The contract also provides for bonus payments at the sole discretion of the Board of Directors, four (4) weeks paid vacation, life and health insurance, employee benefits on the same basis as made available to senior executives, and, under certain circumstances, a lump sum payment of 2.99 times his annual base salary if there is a change in control (as defined in his employment agreement).

     The Company is currently finalizing the terms of an employment agreement with Mr. Galton.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and Stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Joel Brooks was appointed an officer of the Company on December 1, 2000 and he was late in filing with the SEC his Initial Statement of Beneficial Ownership on Form 3 reporting this event. On December 1, 2000, the Company also granted to Mr. Brooks options to purchase twenty-five thousand (25,000) shares of the Company's Common Stock, and Mr. Brooks voluntarily reported such options on his Form 3.

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that, except as described above, there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Common Stock is the only class of stock entitled to vote at the Meeting. Only Stockholders of record as of the close of business on October 19, 2001 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were approximately 304 holders of record of the Company's Common Stock, and the Company had outstanding 7,872,626 shares of its Common Stock and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date; (ii) each of the Company's Directors (which includes all nominees) and Named Executives; and (iii) all Directors and current executive officers as a group.

                                            AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)    BENEFICIAL OWNERSHIP(2)   OF CLASS(3)
---------------------------------------    -----------------------   -----------

(i)   Certain Beneficial Owners:

Phillip O. Escaravage..................         1,211,089(4)            15.3

(ii)  Directors (which includes all
      nominees),  Named Executives and
      Chief Executive Officer:

Ruedi Stalder..........................           181,667(5)             2.3

Bruce C. Galton........................           130,000(6)             1.6

John E. Thompson, Ph.D.................           890,000(7)            11.2

Christopher Forbes.....................           384,374(8)             4.9

Thomas C. Quick........................            77,960(9)             1.0

Steven Katz............................           116,040(10)            1.5

Sascha P. Fedyszyn ....................            90,694(11)            1.1

Joel P. Brooks.........................            16,667(12)             *

(iii) All Directors and current
      executive officers as a
      group (8 persons)................         1,887,402                22.5

-----------
*    Less than 1%

     (1) Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

     (2) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

     (3) Applicable percentage of ownership is based on 7,872,626 shares of Common Stock outstanding as of the Record Date, plus any Common Stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

     (4) Includes 40,000 shares issuable pursuant to presently exercisable options and which are directly owned by Mr. Escaravage. Includes 1,171,089 shares held by The Umbrella Project, LLC, of which Mr. Escaravage is the sole member, and therefore, he is the indirect beneficial owner of such shares.

     (5) Includes 115,000 shares issuable pursuant to presently exercisable options.

     (6) Represents 130,000 shares issuable pursuant to presently exercisable options.

     (7) Includes 40,000 shares issuable pursuant to presently exercisable options.

     (8) Includes 40,000 shares issuable pursuant to presently exercisable options.

     (9) Includes 40,000 shares issuable pursuant to presently exercisable options.

     (10) Includes 65,000 shares issuable pursuant to presently exercisable options.

     (11) Includes 53,334 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 11,666 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (12) Includes 16,667 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 8,333 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1999, the Company entered into an arrangement to sublease office space from The Umbrella Project, LLC, a company controlled by Phillip O. Escaravage, who at the time of executing the agreement was a Director of the Company and a beneficial owner of more than 5% of the Company's Common Stock. The sublease was for a monthly rental of approximately $5,500 and was terminated on May 31, 2001. The Company believes that this arrangement was on terms at least as favorable as the Company would have received from a third party. Mr. Escaravage is currently the beneficial owner of approximately 15.3% of the Company's Common Stock.

     Effective September 1, 1998, the Company entered into a three-year research and development agreement with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada (the "University"). Dr. Thompson is a Director and officer of the Company and beneficially owns approximately 11.2% of the Company's Common Stock. Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University. Dr. Thompson and the University will provide research and development under the direction of the Company. Total amounts due under the agreement for the three-year period were limited to CAN $1,250,000. As of June 30, 2001, such amount represented US $783,000. Research and development expenses under this agreement for the years ended June 30, 1999, 2000 and 2001 aggregated US $169,140, US $300,492 and US
$348,985, respectively. Effective September 1, 2001, the Company, Dr. Thompson and the University extended the agreement for an additional one-year period through September 1, 2002, in the amount of CAN $433,700. As of September 1, 2001, such amount represented approximately US $280,000.

     Effective May 1, 1999, the Company entered into a consulting agreement for research and development with Dr. Thompson. On July 1, 2001, the Company and Dr. Thompson renewed the consulting agreement for an additional three-year term, as provided for under the terms and conditions of the agreement. This agreement provides for monthly payments of $3,000 through June 2004. The agreement is automatically renewable for an additional three-year term, unless either of the parties provides the other with written notice within six (6) months of the end of the term.

     Christopher Forbes, a Director of the Company, is Vice Chairman of Forbes, Inc., which publishes Forbes Magazine. Forbes, Inc. has provided and will continue to provide the Company with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services. In recognition of these past services and services to be provided in the future, the Board of Directors approved and granted to Forbes, Inc., a warrant to purchase 80,000 shares of Common Stock at an exercise price of $3.50 per share, which was the fair market value of the Company's Common Stock on the date of grant. The warrant was dated September 7, 1999 and vests as follows: one-fourth (1/4) on the date of grant and one-fourth (1/4) on each of the first, second and third anniversaries of the date of grant. At the time of grant, the value of the past and future services was approximately $205,000.

     In accordance with a resolution unanimously approved by the Board of Directors on October 4, 2001, the Company shall grant to Forbes, Inc., effective as of November 1, 2001, an additional warrant to purchase 80,000 shares of the Company's Common Stock for services rendered, including providing the Company with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services, at an exercise price equal to the closing price of the Company's Common Stock as quoted on the NASD OTC Bulletin Board on October 31, 2001. The warrant shall vest as follows: one-third (1/3) on the date of grant and one-third (1/3) on each of the first and second anniversaries of the date of grant. As of October 19, 2001, the value of these services was approximately $178,000.

     Steven Katz, a Director and former officer of the Company, has an informal arrangement to perform management services for the Company. Mr. Katz received $177,151, $238,995 and $277,225 for such services in Fiscal 1999, Fiscal 2000 and Fiscal 2001, respectively.

     Alan B. Bennett, Ph.D., a member of the Company's Scientific Advisory Board, entered into a consulting agreement with the Company, dated July 16, 1999, whereby Dr. Bennett provided consulting services in consideration for $5,400 per month. Dr. Bennett's consulting agreement with the Company expired on July 15,

2000. Dr. Bennett has continued to provide services to the Company since July 15, 2000 and is currently negotiating a new agreement with the Company.

     Christopher Forbes, a Director of the Company, participated in a private placement of the Company's Common Stock consummated on January 26, 2000. In connection with such private placement, Mr. Forbes purchased 17,436 shares of the Company's Common Stock at the same price per share and on the same terms and conditions as all other shares sold pursuant to the private placement to unrelated third parties. Mr. Forbes has certain registration rights with respect to such shares.

     Phillip O. Escaravage, a former officer and former Director of the Company, participated in a private placement of the Company's Common Stock consummated on January 31, 2000. In connection with such private placement, Mr. Escaravage purchased 34,737 shares of the Company's Common Stock at the same price per share and on the same terms and conditions as all other shares sold pursuant to the private placement to unrelated third parties. Mr. Escaravage has certain registration rights with respect to such shares. At the time of the transaction, Mr. Escaravage was an executive officer and Director of the Company. On October 4, 2001, Mr. Escaravage resigned as an executive officer and Director of the Company, but retained the title of Vice Chairman. Mr. Escaravage is currently the beneficial owner of approximately 15.3% of the Company's Common Stock.

     Ruedi Stalder, a current Director and former officer of the Company, participated in a private placement of the Company's Common Stock consummated on June 22, 2000. In connection with such private placement, Mr. Stalder, purchased 66,667 shares of the Company's Common Stock at the same price per share and on the same term and conditions as all other shares sold pursuant to the private placement to unrelated third parties. Mr. Stalder has certain registration rights with respect to such shares. At the time of the transaction, Mr. Stalder was an executive officer and Director of the Company. On October 4, 2001, Mr. Stalder resigned as an executive officer, but he remains a Director.

     Certain Directors of the Company provided the Company with short-term loans (the "Loans") with the proceeds being used for operating expenses. On each of July 10, 2001, August 16, 2001 and September 5, 2001, the Company issued a promissory note made payable to Mr. Forbes in the amounts of $200,000, $50,000 and $50,000, respectively, in connection with the Loans. The notes bear interest at an annual rate equal to the prime rate on the date that the notes were issued (6.50% to 6.75%), and such interest is payable upon maturity of the notes. The notes and accrued interest are due on January 15, 2002.

     Also in connection with the Loans, the Company issued a promissory note on each of September 5, 2001 and October 9, 2001, made payable to Mr. Quick in the amounts of $100,000 and $75,000, respectively. The notes bear interest at an annual rate equal to the prime rate on the date that the notes were issued (5.50% to 6.50%), and such interest is payable upon maturity of the notes. The notes and accrued interest are due on January 15, 2002.

                      PROPOSAL TO AMEND THE 1998 STOCK PLAN

SUMMARY OF THE PLAN

     The 1998 Stock Plan was adopted by the Company's Board of Directors on December 31, 1998 and approved by the Stockholders of the Company on January 22, 1999. Those eligible to receive stock options or stock purchase rights under the 1998 Stock Plan include the Company's employees, Directors and consultants. The 1998 Stock Plan was adopted to: (i) attract and retain the best available personnel for positions of substantial responsibility; (ii) provide additional incentives to employees, members of the Board of Directors, members of the Scientific Advisory Board and consultants of the Company and its subsidiary;
(iii) provide key employees, Directors and consultants with an interest in the Company that is parallel to that of the Stockholders; and (iv) promote the success of the Company's business. Currently, there are one million (1,000,000) shares of the Company's Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1998 Stock Plan. As of October 19, 2001, there were approximately nine (9) employees and non-employee Directors who have received stock options. Because future participation in the 1998 Stock Plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the 1998 Stock Plan.

     The Board of Directors administers the 1998 Stock Plan and may grant options to eligible employees, consultants and Directors recommended by the Compensation Committee. The 1998 Stock Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company. The 1998 Stock Plan also provides for the granting of non-qualified stock options, or NQSOs, to employees, non-employee Directors and consultants who perform services for the Company or its subsidiary. The exercise price of all ISOs granted under the 1998 Stock Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. To the extent that options designated as ISOs become exercisable for the first time during any calendar year for Common Stock having a fair market value greater than one-hundred thousand dollars ($100,000) (determined for each share as of the date of grant of the options covering such share), the portion of such options which exceeds such amount shall be treated as NQSOs. Options may be exercisable for a period of not more than ten (10) years from the date of grant; provided, however, that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five (5) years. The exercise price of NQSOs granted under the 1998 Stock Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the discretion of the Board of Directors, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Board of Directors. The 1998 Stock Plan will terminate on December 30, 2008.

     Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one (1) year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one (1) year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for ninety (90) days following such termination. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner except by will or the laws of descent and distribution.

     The 1998 Stock Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1998 Stock Plan requires the execution of a restricted stock purchase agreement in a form determined by the Board of Directors. Once a stock purchase right is exercised, the purchaser will have the rights of a shareholder and will be a shareholder when the purchase is entered on the Company's records.

     The 1998 Stock Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1998 Stock Plan or that are covered by outstanding options, or in the option price per share.

     In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the outstanding options may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the Grantee that the option will be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     Income realized upon exercise of options granted under the 1998 Stock Plan subsequent to stockholder approval on January 22, 1999 may qualify as performance-based compensation under Section 162(m) of the Code. The Company is seeking stockholder approval for the amendment to the 1998 Stock Plan so that all income attributable to the exercise of such additional options will qualify as performance-based compensation under Section 162(m) of the Code. Accordingly, the Company may be able to deduct ordinary income realized by the Covered Employees (as defined in the Code) in excess of one million dollars ($1,000,000). For purposes of this limit, all ordinary income realized upon exercise of options previously granted under the 1998 Stock Plan will be counted.

     The Board of Directors may at any time amend, alter, suspend or discontinue the 1998 Stock Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain shareholder approval of any 1998 Stock Plan amendment in such a manner and to such a degree as so required. Any such amendment or termination of the 1998 Stock Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1998 Stock Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     (a)  INCENTIVE STOCK OPTIONS

     Some options to be issued under the 1998 Stock Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section of the Code and the related regulations, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO. Additionally, the Company will not be entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an ISO depends in part on whether the stock is disposed of at least two (2) years after the date the option was granted and at least one (1) year after the date the stock was transferred to the optionee, referred to as the ISO Holding Period.

     If the ISO Holding Period is met, then, upon sale of the stock acquired upon exercise of an ISO, the optionee will recognize long-term capital gain in the amount equal to the excess of the sale price of the stock over the exercise price. If the ISO Holding Period is not met, then, upon disposition of such shares, referred to as a disqualifying disposition, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as capital gain (see discussion of capital gains under the section relating to NQSOs, below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If  the  optionee   recognizes   ordinary   income  upon  a   disqualifying
disposition, the Company generally will be entitled to a tax deduction in the same amount.

     Effective as of January 1, 1998, the holding period for long term capital gain treatment is reduced to one (1) year. Hence, if the ISO Holding Period is met, any disposition on or after January 1, 1998 would be taxable to the optionee as a long-term capital gain or loss; any such gains are taxable at a maximum rate of 20%.

     A maximum capital gains rate of 18% applies to certain sales after December 31, 2000 of shares acquired upon the exercise of an ISO if such shares have been held for at least five (5) years.

     If the ISO is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an ISO, the optionee may realize ordinary income with respect to the shares used to exercise an ISO if such transferred shares have not been held for the ISO Holding Period. If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered ISO stock with a zero basis.

     (b)  NON-QUALIFIED STOCK OPTIONS

     Some options to be issued under the 1998 Stock Plan will be designated as NQSOs. If (as in the case of NQSOs granted under the 1998 Stock Plan at this time) the NQSO does not have a "readily ascertainable fair market value" at the time of the grant, the NQSO is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the NQSO is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the NQSO. If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value. When the optionee disposes of the shares acquired pursuant to a NQSO, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

     Under the 1998 Stock Plan, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of exercise. Under tax legislation which became effective as of January 1, 1998, the capital gain or loss will be short term (with gains generally subject to tax as ordinary income) if the shares are disposed of within one year after the option is exercised and long term (with gains generally subject to tax at a maximum rate of 20%) if the shares are disposed of more than one year after the option is exercised.

     A maximum capital gains rate of 18% applies to certain sales, after December 31, 2000, of shares acquired upon the exercise of a NQSO if such shares have been held for at least five (5) years.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     Except as otherwise indicated, the preceding discussion is based upon federal tax laws and regulations in effect on the date of the preparation of this Summary, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the 1998 Stock Plan and does not purport to be a complete description of all federal income tax aspects of the 1998 Stock Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1998 Stock Plan and the sale or other disposition of shares acquired upon exercise of the options. Each key employee receiving a grant of options should consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the 1998 Stock Plan.

     (c)  RESTRICTED STOCK AWARDS

     A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes a valid election under
Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1998 STOCK PLAN

     As of October 19, 2001, options to purchase six hundred eighty thousand (680,000) shares of Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the 1998 Stock Plan) under the 1998 Stock Plan. The weighted average exercise price of such options is $2.86 per share.

     The following table sets forth the options granted under the 1998 Stock Plan to: (i) the Named Executives; (ii) each nominee for election as a Director;
(iii) all current executive officers as a group; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                NAME AND TITLE                               NUMBER OF        WEIGHTED AVERAGE
                --------------                           OPTIONS GRANTED       EXERCISE PRICE
                                                         ---------------       --------------

Ruedi Stalder, Chairman of the Board and Director.......      115,000              $2.20

Bruce C. Galton, President and Chief Executive Officer..      130,000               2.10

John E. Thompson, Ph.D., Executive Vice President
 of Research and Development and Director...............       40,000               3.85

Christopher Forbes, Director............................       40,000               3.50

Thomas C. Quick, Director...............................       40,000               3.50

Steven Katz, Director...................................       65,000               2.73

Sascha P. Fedyszyn, Vice President of Corporate
 Development and Secretary..............................       65,000               2.83

Joel P. Brooks, Chief Financial Officer and Treasurer...       25,000               2.25

Phillip O. Escaravage(1)................................       40,000               3.85


All current executive officers as a group (4 persons)...      260,000               2.32
All current Directors and nominees who are not
 executive officers as a group (4 persons)..............      260,000               2.73
All employees, including all current officers who are
 not executive officers as a group (1 person)...........       40,000               3.85

--------------------

(1) Former Director and executive officer of the Company and current beneficial owner of 15.3% of the Company's Common Stock as of October 19, 2001.

     Whether or not Stockholder approval of the amendment to the 1998 Stock Plan is obtained, options previously granted pursuant to the 1998 Stock Plan will remain valid and outstanding.

     As of October 19, 2001, the fair market value of the Common Stock underlying options granted pursuant to the 1998 Stock Plan was equal to $2.25 per share as determined by the closing price of the Company's Common Stock on the NASD OTC Bulletin Board on such date.

     In addition to the options listed in the table above, on October 4, 2001, the Board of Directors unanimously approved the grant of options to purchase eight hundred ninety-five thousand (895,000) shares of the Company's Common Stock to certain executive officers, Directors and other affiliates of the Company at future dates as described below.

     The Company shall grant the following to Mr. Stalder: (i) options to purchase one hundred fifty thousand (150,000) shares of the Company's Common Stock to be granted effective November 1, 2001, with an exercise price equal to $4.00 per share, with one-third (1/3) of such options vesting on the date of grant, one-third (1/3) of such options vesting on January 15, 2002 and one-third (1/3) of such options vesting on January 15, 2003; (ii) options to purchase sixty-five thousand (65,000) shares of the Company's Common Stock to be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with all such options vesting on the date of grant (options shall be granted in lieu of receiving cash compensation for services provided as an officer of the Company during the period from January 1, 2000 through September 30, 2001); and (iii) options to purchase forty thousand (40,000) shares of the Company's Common Stock to be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock
Plan, with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002.

     The Company shall grant to Mr. Galton effective December 1, 2001, options to purchase three hundred thousand (300,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on each of the first, second and third anniversaries of the date of grant.

     The Company shall grant to Dr. Thompson effective December 1, 2001, options to purchase eighty thousand (80,000) shares of the Company's Common Stock, with an exercise price equal to 110% of the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant.

     The Company shall grant to Mr. Forbes effective December 1, 2001, options to purchase forty thousand (40,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, and with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002.

     The Company shall grant to Mr. Quick effective December 1, 2001, options to purchase forty thousand (40,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, and with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002.

     The Company shall grant the following to Mr. Katz: (i) options to purchase fifty thousand (50,000) shares of the Company's Common Stock to be granted effective November 1, 2001, with an exercise price equal to $4.00 per share, with one-third (1/3) of such options vesting on the date of grant, one-third (1/3) of such options vesting on January 15, 2002 and one-third (1/3) of such options vesting on January 15, 2003; (ii) conditioned upon the execution of a certain license agreement no later than March 31, 2002, but with a grant date no earlier than December 1, 2001, options to purchase twenty-five thousand (25,000) shares of the Company's Common Stock to be granted on the date such license agreement is executed (or December 1, 2001 if the license agreement is executed before such date), with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with all such options vesting on the date of grant; and (iii) options to purchase forty thousand (40,000) shares of the Company's Common Stock to be granted effective December 1, 2001, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002.

     The Company shall grant to Mr. Fedyszyn effective November 1, 2001, options to purchase ten thousand (10,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant.

     The Company shall grant to Mr. Brooks effective November 1, 2001, options to purchase fifteen thousand (15,000) shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, with one-third (1/3) of such options vesting on the date of grant and one-third (1/3) of such options vesting on each of the first and second anniversaries of the date of grant.

     The Company shall grant to Mr. Escaravage effective December 1, 2001, options to purchase forty thousand (40,000) shares of the Company's Common Stock, with an exercise price equal to 110% of the fair market value of the Company's Common Stock as defined in the 1998 Stock Plan, and with one-half (1/2) of such options vesting on the date of grant and one-half (1/2) of such options vesting on December 1, 2002.

REGISTRATION

     The Company intends to file a Form S-8 registration statement covering the shares of the Company's Common Stock issuable under the 1998 Stock Plan.

PROPOSED AMENDMENT

     The Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1998 Stock Plan to increase the maximum number of shares of the Company's Common Stock available for issuance under the 1998 Stock Plan from one million (1,000,000) shares to two million (2,000,000) shares.

     Even though the 1998 Stock Plan by its terms does not require Stockholder approval for the Amendment to be adopted, the Board of Directors is seeking that approval, because the additional options which may be granted under the 1998 Stock Plan following adoption of the Amendment will not be considered ISOs for federal income tax purposes unless Stockholder approval has been obtained within twelve (12) months from the adoption of the Amendment by the Board of Directors. If Stockholder approval is not obtained, then the options will be treated as non-qualified stock options. The Board of Directors believes it is in the Company's best interests to permit option holders to take advantage of the more favorable tax treatment given to ISOs (as discussed above).

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees, Directors and consultants with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to Stockholder approval, retained Goldstein Golub Kessler LLP as independent auditors of the Company for the fiscal year ending June 30, 2002. Neither the firm nor any of its Directors has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

     One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

Audit Fees

     Goldstein Golub Kessler LLP billed the Company an aggregate of $53,954 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended June 30, 2001 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2001.

Financial Information Systems Design and Implementation Fees

     Goldstein Golub Kessler LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended June 30, 2001 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

     Goldstein Golub Kessler LLP did not bill the Company for any other services rendered to the Company and its affiliates for the fiscal year ended June 30, 2001.

Leased Employees

     Goldstein Golub Kessler LLP "the Firm" has a continuing relationship with American Express Tax and Business Services, Inc. "TBS" from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, the Firm has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of the Firm. The Firm manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by July 2, 2002.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     SENESCO TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON OCTOBER 19, 2001 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                       By Order of the Board of Directors


                                       /s/ Sascha P. Fedyszyn


                                       Sascha P. Fedyszyn
                                       Secretary

New Brunswick, New Jersey
October 29, 2001

                                                                      APPENDIX A
                                                                      ----------

                           SENESCO TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

The Board of Directors (the "Board") has directed that an Audit Committee be established to function as an overseer of Senesco Technologies, Inc., a Delaware corporation, (the "Corporation") financial reporting process and internal controls. The following charter for the Audit Committee has been reviewed and approved by the Board of Directors.

PREAMBLE
Audit Committees generally are mandated by NYSE, AMEX and Nasdaq requirements and must be composed solely, or at least principally, of outside directors. Such a committee is generally responsible for reviewing with management the financial controls and accounting and reporting activities of the corporation. To the extent practicable, the members of the Audit Committee should have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues.

In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

MEMBERSHIP
The Audit Committee shall be comprised of a minimum of two (2) independent (outside) directors. To the extent practical, the members of the Audit Committee should have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues.

Independent directors shall be defined as being independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as an Audit Committee member.

The Chief Financial Officer, or such similar executive officer, the Corporation's financial departments and the independent outside auditing firm shall assist the Audit Committee in its efforts to perform its duties and responsibilities.

AUTHORITY
The Board delegates to the Audit Committee the authority to review, report and recommend on the (i) qualifications and selection of the Corporation's independent accountants; (ii) scope, fees and results of any audit; and (iii) non-audit services and related fees.

The Audit Committee shall have direct and uninhibited access to all financial, legal and other staff and advisors of the Corporation. Advisors and staff members of the Audit Committee may assist the Audit Committee members in defining their roles and responsibilities, consult with Audit Committee members regarding a specific audit or other issues that may arise in the course of the Audit Committee's duties, and conduct independent investigations, studies or tests. The Audit Committee shall have the authority to employ accountants, attorneys or other advisors to assist the Audit Committee in special circumstances approved by the majority of the Board. The Audit Committee shall meet quarterly, and, as necessary, at the call of the Board of Directors. The Audit Committee shall submit a written report to the Board of Directors subsequent to any meeting.

The Audit Committee shall have the authority to select and/or terminate the Corporation's outside audit firm and outside legal counsel and the Corporation's independent counsel of record.

PRINCIPAL FUNCTIONS
The following lists the principal functions of the Audit Committee:
     o Interview and recommend which firm to engage as the Corporation's outside auditor and review and evaluate the performance of this firm.

     o Interview and recommend which firm to engage as the Corporation's outside legal counsel and review and evaluate the performance of this firm.

     o Review the external auditors' compensation, the proposed terms of its engagement and its independence from management.

     o Review the outside legal counsel's compensation, the proposed terms of its engagement and its independence from management.

     o Review the appointment and replacement of the senior internal auditing executive and senior internal legal counsel.

     o Serve as a channel of communication between the external auditor and the Board and between the senior internal auditing executive and the Board.

     o Review the results of each external audit, including any qualifications in the external auditor's opinion, any related management letter, management's responses to recommendations made by the external auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department that are material to the Corporation as a whole and management's responses to those reports.

     o Review the Corporation's annual financial statements and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements.

     o Consider, in consultation with the external auditor and the senior internal auditing executive the adequacy of the Corporation's internal financial controls. Among other things, these controls must be designed to provide reasonable assurance that the Corporation's publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

     o Consider major changes and other major questions of choice regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Corporation's financial statements.

     o Review the procedures employed by the Corporation in preparing published financial statements and related management commentaries.

     o Meet periodically with management to review the Corporation's major financial risk exposures and the risks associated with any significant litigation actions being addressed by the Corporation.

     o Review major issues regarding accounting principles and practices that could significantly affect the Corporation's financial statements.

     o The Audit Committee shall meet with the Corporation's external auditor prior to the commencement of the audit to review the planning and staffing of the audit and to discuss any particular areas that may require emphasis or special procedures during that year's audit.

LIMITATIONS
According to Section 141(c)(2) of the Delaware General Corporation Law (the "DGCL"), there are certain powers that the Board may not lawfully delegate to the Audit Committee. Such powers include, but are not limited to, the following:

1. Approve, adopt or recommend to stockholders any action or matter expressly required by the DGCL to be submitted to stockholders for approval; or

2.    Adopt, amend or repeal bylaws.

Accordingly, the Audit Committee shall not have any authority with respect to the foregoing.

After the completion of the Corporation's annual audit, the Audit Committee should review with the external auditor any problems or difficulties that the external auditor may have encountered, any management letter provided by the accountants, and the Corporation's response to that letter. With respect to any areas identified as requiring special audit procedures, the Audit Committee shall review the findings of the independent auditor and determine whether revisions to corporate policy or procedures are necessary. The Audit Committee should periodically evaluate the degree of independence of the Corporation's external auditor, including any effect of non-audit services provided by the independent accounting firm.

Within a similar context, the Audit Committee shall have the authority to periodically meet with the Corporation's outside legal counsel or internal counsel to review all appropriate areas of management's activities and determine any problems or difficulties that such counsel may be encountering, any management letter provided by the Corporation's outside legal counsel and the Corporation's response to that letter.

While most meetings with external auditors and legal counsel will be conducted in the presence of the chief financial officer, or such similar executive officer, and other members of management, the Audit Committee shall have the authority to periodically meet the outside auditors and legal counsel without the participation of management to determine whether the auditors and/or legal counsel had the full cooperation of management, if there are any matters regarding the Corporation and its financial and legal affairs and records that make these independent firms uncomfortable and whether the accounting systems and controls required are in place or need strengthening in the judgment of such auditors and legal counsel.

MAJOR CHANGES IN ACCOUNTING PRINCIPALS
The Audit Committee shall review major issues regarding accounting principles and practices that could significantly affect the Corporation's financial statements.

OTHER RESPONSIBILITIES
The Audit Committee may be also assigned other responsibilities related to the reliability of the Corporation's financial results and related matters such as preliminary review of annual and quarterly reports and review of periodic filings with the SEC.


Adopted by the Board of Directors
as of July 26, 1999.

                                                                      APPENDIX B
                                                                      ----------

                            SENESCO TECHNOLOGIES, INC.

                            1998 STOCK INCENTIVE PLAN
      (as amended and restated on January 22, 1999 and September 30, 1999)



     1.  Purposes of the Plan.   The  purposes of this  Plan are to attract  and
         --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.  Certain Definitions.  As used  herein, the following  definitions shall
         -------------------
apply:

         (a) "Administrator" means the Board or any of its Committees  appointed
              -------------
pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "Common Stock" means the Common Stock of the Company.
              ------------

         (f) "Company" means Senesco Technologies, Inc., a Delaware corporation.
              -------

         (g) "Consultant" means any person, including an advisor, who is engaged
              ----------
by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

         (h) "Continuous  Status  as an  Employee"  means  the  absence  of  any
              -----------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i)  "Employee"  means any person,  including  officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act"  means the  Securities  Exchange  Act of 1934,  as
                ------------
amended.

          (k)  "Fair Market  Value" means,  as of any date,  the value of Common
                ------------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

               (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive  Stock Option" means an  Option  intended to qualify as
               -----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory  Stock  Option"  means an  Option  not  intended  to
               ---------------------------
qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.
               ------

          (o) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (p) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (q) "Parent" means a "parent  corporation",  whether now or  hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (r) "Plan" means this 1998 Stock Incentive Plan.
               ----

          (s) "Restricted Stock"  means shares of Common Stock acquired pursuant
               ----------------
to a grant of stock purchase rights under Section 11 below.

          (t)  "Share"  means  a share  of the  Common  Stock,  as  adjusted  in
                -----
accordance with Section 13 of the Plan.

          (u)  "Subsidiary"  means a  "subsidiary  corporation",  whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is five hundred thousand (500,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i) Administration  With Respect to Directors and Officers.  With
                   ------------------------------------------------------
     respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii) Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                    ------------------------------
     the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)  Administration  With  Respect  to  Consultants  and  Other
                      ----------------------------------------------------------
     Employees.  With respect to grants of Options or stock  purchase  rights to
     ---------
     Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or

     (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Powers of the  Administrator.  Subject to the  provisions of  the
               ----------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii)to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

          (c) Effect of Committee's Decision.  All decisions, determinations and
              ------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall  become  effective  upon the  earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.   Term of Option.  The term of each  Option shall be the term  stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)  In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure  for  Exercise;  Rights as a  Shareholder.  Any  Option
               ---------------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination  of  Employment.  In the event of  termination  of an
               ---------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee,  the
              -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of
              ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Option may not be sold,  pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock purchase  rights may be issued  either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  Other Provisions.  The Restricted Stock purchase  agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights  as a  Shareholder.  Once  the  stock  purchase  right  is
               -------------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock  Withholding to  Satisfy  Withholding Tax  Obligations.   At the
          ------------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (e) the election must be made on or prior to the applicable Tax Date;

          (f) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (g) all elections shall be subject to the consent or disapproval of the Administrator;

          (h) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or  Merger.  Subject to any
          -----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options.  The date of  grant of an  Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination. The Board may at any time amend, alter,
              -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect  of  Amendment  or  Termination.  Any  such  amendment  or
               --------------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions  Upon  Issuance of  Shares.   Shares shall  not  be  issued
          -------------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares. The Company, during the term of this Plan, will
          ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and stock  purchase rights shall be  evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder  Approval.   Continuance of the  Plan shall be  subject to
          ---------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information  to Optionees. The Company shall provide to each Optionee,
          -------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                 * * * * * * * *

                           SENESCO TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Ruedi Stalder and Sascha P. Fedyszyn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency, New Brunswick, New Jersey at 10:00 A.M., local time, on November 29, 2001, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  (continued and to be signed on reverse side)

                  FOR all nominees         VOTE
                   listed at right       WITHHELD
                (except as marked to     from all
                 the contrary below)     nominees
1. ELECTION OF
   DIRECTORS.           |   |              |   |       NOMINEES:
   (Mark one only)                                     Ruedi Stalder
                                                       Bruce C. Galton
                                                       John E. Thompson, Ph.D.
                                                       Christopher Forbes
                                                       Thomas C. Quick.
VOTE FOR all the nominees listed at right; except vote withheld from the following nominees
(if any).

-----------------------------------------------

2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK INCENTIVE PLAN, AS AMENDED (THE "1998 STOCK PLAN"), TO INCREASE THE MAXIMUM NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 1998 STOCK PLAN FROM ONE MILLION (1,000,000) SHARES TO TWO MILLION (2,000,000) SHARES.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |


3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |


4. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


PLEASE MARK, SIGN, DATE AND RETURN     I WILL                WILL NOT
THE PROXY CARD PROMPTLY, USING THE       | |    attend the      | |
ENCLOSED ENVELOPE.                               Meeting


Signature of Stockholder
                         -----------------------------------

Signature of Stockholder if held jointly
                                        -----------------------------------

DATED:
       --------------------, 2001


NOTE: Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.